                     SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                           Exchange Act of 1934

Filed by the Registrant   X
                         ---
Filed by a Party other than the Registrant
                                           ---
Check the appropriate box:

     Preliminary Proxy Statement
- ---
     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
- ---
 X   Definitive Proxy Statement
- ---
     Definitive Additional Materials
- ---
     Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12
- ---

                           WASHINGTON BANCORP
- ------------------------------------------------------------------------
         (Name of Registrant as Specified In Its Charter)

                                N/A
- ------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

     $125 per Exchange Act Rules (6-11(c)(1)(ii), 14a-6(i)(1), 14a-6(j)(2) or
 X   Item 22(a)(2) of Schedule 14A.
- ---
     $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
- ---
     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
- ---
     1)   Title of each class of securities to which transaction applies:

            -------------------
     2)   Aggregate number of securities to which transaction applies:

            -------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            -----------------------------------------------------------------
     4)   Proposed maximum aggregate value of transaction:  $
                                                             --------------

     5)   Total fee paid:  $
                            -------------

     Fee paid previously with preliminary materials.
- ---
     Check box if any part of the fee is offset as provided by Exchange Act
- --- Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount previously paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                        WASHINGTON BANCORP


                                               September 12, 1996




Dear Fellow Stockholder:

     On behalf of the Board of Directors and management of Washington Bancorp, I cordially invite you to attend the first Annual Meeting of Stockholders.
The meeting will be held at 4:00 p.m. on October 15, 1996 at the Company's office located at 102 East Main Street, Washington, Iowa.

     An important aspect of the meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. In addition to the election of two directors and the ratification of the appointment of independent auditors, stockholders are being asked to consider and vote upon the proposals to ratify the adoption of the 1996 Stock Option and Incentive Plan and the Recognition and Retention Plan. The Board has carefully considered each of these proposals and believes that their approval will enhance the ability of the Company to recruit and retain quality management. Accordingly, your Board of Directors unanimously recommends that you vote for each of the proposals.

     I encourage you to attend the meeting in person. Whether or not you attend the meeting, I hope that you will read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return it in the postage prepaid envelope provided. This will save Washington Bancorp additional expense in soliciting proxies and will ensure that your shares are represented. Please note that you may vote in person at the meeting even if you have previously returned the proxy.

     Thank you for your attention to this important matter.

                                   Sincerely,




                                   STAN CARLSON
                                   President and Chief Executive Officer

                        WASHINGTON BANCORP
                       102 East Main Street
                     Washington, Iowa  52353
                          (319) 653-7256

             NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                  To be Held on October 15, 1996

     Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Washington Bancorp (the "Company") will be held at the Company's office located at 102 East Main Street, Washington, Iowa at 4:00 p.m., Washington, Iowa time, on October 15, 1996.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

     1.     The election of two directors of the Company;

     2. The ratification of the adoption of the 1996 Stock Option and Incentive Plan;

     3.   The ratification of the adoption of the Recognition and Retention
          Plan;

     4. The ratification of the appointment of McGladrey & Pullen, LLP as the auditors of the Company for the fiscal year ending June 30, 1997; and such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on August 26, 1996 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

     You are requested to complete and sign the enclosed form of proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                             BY ORDER OF THE BOARD OF DIRECTORS



                             Stan Carlson
                             President and Chief Executive Officer


Washington, Iowa
September 12, 1996

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                         PROXY STATEMENT

                        WASHINGTON BANCORP
                       102 East Main Street
                     Washington, Iowa  52353
                          (319) 653-7256

                  ANNUAL MEETING OF STOCKHOLDERS
                         October 15, 1996


     This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Washington Bancorp (the "Company"), the parent company of Washington Federal Savings Bank ("Washington Federal" or the "Bank"), of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Company's office located at 102 East Main Street, Washington, Iowa on October 15, 1996, at 4:00 p.m., Washington, Iowa time, and all adjournments of the Meeting. The accompanying Notice of Annual Meeting and this Proxy Statement are first being mailed to stockholders on or about September 12, 1996.

     At the Meeting, stockholders of the Company are being asked to consider and vote upon the election of two directors, proposals to ratify the adoption of the 1996 Stock Option and Incentive Plan ("Stock Option Plan") and the Recognition and Retention Plan ("RRP"), and the appointment of McGladrey & Pullen, LLP as auditors for the Company.

Vote Required and Proxy Information

     All shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the director nominees and the proposals set forth in this Proxy Statement. The Company does not know of any matters, other than as described in the Notice of Annual Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

     Election of directors and the appointment of McGladrey & Pullen, LLP as auditors require the affirmative vote of a majority of the votes present in person or represented by proxy at the Meeting and entitled to vote on the matter. The proposals to ratify the adoption of the Stock Option Plan and the RRP require the affirmative vote of a majority of shares eligible to be cast in person or by proxy at the Meeting. Proxies marked to abstain and broker non-votes have no effect on the vote. One-third of the shares of the Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

     A proxy given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Secretary, Washington Bancorp, 102 East Main Street, Washington, Iowa 52353.

Voting Securities and Certain Holders Thereof

     Stockholders of record as of the close of business on August 26, 1996 will be entitled to one vote for each share of Common Stock then held. As of that date, the Company had 657,519 shares of Common Stock issued and outstanding. The following table sets forth information regarding share ownership of those persons or entities known by management to beneficially own more than five percent of the Common Stock and all directors and executive officers of the Company and the Bank as a group.


                                                       Shares
                                                    Beneficially        Percent
            Beneficial Owner                           Owned            of Class
- ------------------------------------------------    ------------        --------

Washington Bancorp Employee Stock Ownership Plan
102 East Main Street
Washington, Iowa  52353                              52,601(1)             8.00


Jerome H. and Susan B. Davis
11 Baldwin Farms North
Greenwich, Connecticut  06831                        44,700(2)             6.80


Directors and executive officers of the Company
 and the Bank, as a group (11 persons)               93,095(3)            14.16


______________________

(1) The amount reported represents shares held by the Employee Stock Ownership Plan ("ESOP"), none of which have been allocated to accounts of participants. First Bankers Trust Company, N.A., Quincy, Illinois, the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to accounts of participants. Participants in the ESOP are entitled to instruct the trustee as to the voting of shares allocated to their accounts under the ESOP. Unallocated shares held in the ESOP's suspense account or allocated shares for which no voting instructions are received are voted by the trustee in the same proportion as allocated shares voted by participants.

(2)  As reported by Mr. and Mrs. Davis in a statement dated June 25, 1996 on
     Schedule 13D under the Securities Exchange Act of 1934. Mr. Davis reported sole voting and investment power as to 24,000 of the reported shares and shared voting and investment power as to 20,700 of the reported shares. Mrs. Davis reported shared voting and investment power as to all of the reported shares.

(3) Includes shares held directly, as well as in retirement accounts, held by certain members of the named individuals' families, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which the named individuals may be deemed to have sole voting and investment power.


                PROPOSAL I - ELECTION OF DIRECTORS

     The Company's Board of Directors is presently composed of eight members, each of whom is also a director of the Bank. Directors of the Company are generally elected to serve for a three-year term or until their respective successors shall have been elected and shall qualify. Approximately one-third of the directors are elected annually.

     The following table sets forth certain information regarding the Company's Board of Directors, including their terms of office and nominees for election as directors. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Meeting for the election of the nominees identified in the following table. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. There are no arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected.


                                                                         Shares of Common
                                                                Term    Stock Beneficially   Percent
                                                    Director     to         Owned at            of
      Name             Age     Position(s) Held     Since(1)   Expire   August 26, 1996(2)    Class
- -----------------      ---     ----------------     --------   ------   ------------------   -------

                                          NOMINEES

Richard L. Weeks        74     Director               1978      1999         17,000            2.59
J. Richard Wiley        60     Director               1978      1999          2,000             .30

                                 DIRECTORS CONTINUING IN OFFICE

Myron L. Graber         48     Director               1992      1997          6,995            1.06
Rick R. Hofer           48     Chairman of the Board  1988      1997          8,000            1.22
Stan Carlson            39     President, Chief
                                Executive Officer     1993      1997         20,000            3.04
                                and Director
James D. Gorham         58     Director               1991      1998            500             .08
Charles C. Hotle        81     Director               1976      1998         10,000            1.52
Mary Levy               42     Director               1993      1998          6,000             .91


- -------------

(1)  Includes service as a director of the Bank.

(2) Includes shares held directly, as well as, in retirement accounts, held by certain members of the named individuals' families, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which the named individuals may be deemed to have sole voting and investment power.


     The business experience of each director and director nominee is set forth below. All directors have held their present positions for at least the past five years, except as otherwise indicated.

     Richard L. Weeks is President and Owner of Sitler Electric Supply, Inc., an electrical wholesaler and operator of two lighting showrooms in Washington and Marion, Iowa. Mr. Weeks is also a member of Noon Kiwanis, Methodist Church, Country Club, YMCA, Masonic Lodge, Shriners, Washington County I-Club, and the Athletic Club of Iowa City.

     J. Richard Wiley is currently the manager of Apex Computer Systems in Iowa City, Iowa, the owner of Wiley's Mere Farm, a family farm corporation and Iowa Computer Solutions, Inc., a computer retailer in Washington, Iowa. Mr. Wiley is also a member of United Presbyterian Church, Farm Bureau, and Marion Chamber of Commerce. Mr. Wiley and Mr. Hotle are first cousins by marriage.

     Myron L. Graber is President of Graber Home Improvement, Inc., a building materials supply company in Washington, Iowa. Mr. Graber is also a member of Habitat for Humanity, Washington Concert Association, Optimist Club and Washington Mennonite Church.

     Rick R. Hofer has been the personnel and credit manager of Sitler Electric Supply in Washington, Iowa since 1993. Prior to that time, he was the manager of Spurgeon's Department Store for 20 years. Mr. Hofer is also a member of Noon Kiwanis and St. James Church.

     Stan Carlson is the President and Chief Executive Officer of Washington
and the Bank.   He was elected President and Chief Executive Officer of the
Bank in 1993 and of the Company upon its formation in 1995. Prior to 1993, he was a Vice President of Northwoods State Bank. Mr. Carlson is also a member of Optimists Club, a past president of Washington Athletic Booster Club, President of the Rotary Club and a member of Immanuel
Lutheran Church.

     James D. Gorham is a District Agent for Northwestern Mutual Life Insurance Co. in Washington, Iowa. Mr. Gorham is also a member of Rotary, Sierra Club, Nature Conservatory and Washington County Historical
Society.

     Charles C. Hotle is retired, but Mr. Hotle conducts real estate appraisals on a part time basis. He is a past president of the Chamber of Commerce. Until 1982 he was the owner of Hotle Feed and Grain, Inc. and participates as a member of the Washington County Historical Society and the local Optimists Club. Mr. Hotle and Mr. Wiley are first cousins by marriage.

     Mary Levy is treasurer and co-owner of Mose Levy Co., Inc., a steel distributor in Washington, Iowa. Mrs. Levy is also a member of Washington County Historical Society, American Cancer Society, Iowa Natural
Heritage Foundation, and YWCA/YMCA.

Board of Directors' Meetings and Committees

     Board and Committee Meetings of the Company. Meetings of the Company's Board of Directors are generally held on a quarterly basis. The Board of Directors of the Company held two meetings during the year ended June 30, 1996. No incumbent director attended fewer than 75% of the total number of meetings held by the Board of Directors and by all committees of the Board of Directors on which he or she served during the year.

     The Board of Directors of the Company has the same standing committees as the Bank. None of the Company-level committees met during fiscal year 1996.

     Board and Committee Meetings of the Bank. Meetings of the Bank's Board of Directors are held on a monthly basis. The Board of Directors met 13 times during the fiscal year ended June 30, 1996. During fiscal 1996, no incumbent director of the Bank attended fewer than 75% of the aggregate of the total number of Board meetings or the total number of meetings held by the committees of the Board of Directors on which he served.

     The principal committees of the Board of Directors of the Bank are Audit, Compensation, Planning, Investment and Loan Committees.

     The Audit Committee is comprised of Directors Wiley, Graber and Levy. The Audit Committee is responsible for selecting the independent accountants and meeting with the independent accountants to outline the scope and review the results of the annual audit. The Audit Committee met two times during fiscal year 1996. The Audit Committee also performs periodic cash audits, in addition to reviewing loan files and appraisers for the Bank.

     The Compensation Committee is comprised of Directors Gorham and Levy. The Compensation Committee is responsible for continual review of the performance of the management group consisting of the President/Chief Executive Officer, the Vice Presidents and the Controller. It also sets levels of compensation for all employees. The Compensation Committee met three times in fiscal year 1996.

     The Planning Committee is comprised of Directors Wiley and Weeks. The Planning Committee approves the budget and strategic plan. The Planning Committee met three times in fiscal year 1996.

     The Investment Committee is comprised of Directors Weeks, Graber and Hotle. The investment committee functions as the asset/liability committee and monitors the Bank's interest rate spread and interest rate risk. The investment committee also makes recommendations on purchases and sales, and sets the interest rates to be paid on deposits. The Investment Committee met 49 times in fiscal 1996.

     The Loan Committee is comprised of Directors Hotle, Gorham, Levy, Hofer, and Wiley. The Loan Committee approves all real estate loans and ratifies all consumer and commercial loans as well as home equity and home improvement loans. They also set the interest rates charged on loans. The Loan Committee met 49 times in fiscal year 1996.

     The Boards of Directors of the Company and the Bank have no standing nominating committees. The full Boards of Directors act as nominating committees. While the Boards will consider nominees recommended by others, the Boards have not actively solicited nominations nor established any procedures for this purpose.

Director Compensation

     Cash Compensation of the Company. During fiscal 1996, the Board of Directors of the Company were not paid for their service in such capacity.

     Cash Compensation of the Bank.    Each member of the Board of Directors
of the Bank receive $500 for each monthly and one annual meeting of the Board attended. There are no fees paid for service on any Board committee.

     Stock Benefit Plans.   Subject to stockholder approval of the stock
benefit plans at this Meeting, each non-employee member of the Board of Directors of the Company will be granted a one time award of an option to purchase 2,818 shares pursuant to the Stock Option Plan and a restricted stock award of 1,127 shares under the RRP. See "Proposal II - Ratification of the 1996 Stock Option and Incentive Plan" and "Proposal III - Ratification of the Recognition and Retention Plan."

Executive Compensation

     The Company has not paid any compensation to its executive officers since
its formation.   The Company does not presently anticipate paying any
compensation to such persons.

     The following table sets forth the compensation paid or accrued by Washington Federal for services rendered by the Chief Executive Officer. No executive officer of the Bank made in excess of $100,000 during fiscal 1996.


                             SUMMARY COMPENSATION TABLE(1)

                                                               Long-Term
                                                              Compensation
                                                         ---------------------
                Annual Compensation                              Awards
- -------------------------------------------------------  ---------------------
                                                         Restricted
                                                            Stock     Options/   All Other
Name and Principal Position      Year  Salary(2)  Bonus  Award(s)(3)   SARs(4)  Compensation
                                          ($)      ($)      ($)          (#)        ($)
- ---------------------------      ----  ---------  -----  -----------  --------  ------------

Stan Carlson, President, Chief   1996   $60,000   $8,121     ---         ---          ---
Executive Officer and Director   1995   $59,543   $6,000     ---         ---       $2,865(5)

(1) Compensation information for the fiscal year ended June 30, 1994 has been excluded since the Company was not a public company at such time.

(2)  Includes director fees.

(3) No awards of restricted stock have been made. See "Proposal III - Ratification of the Recognition and Retention Plan" for a description of proposed restricted stock awards to be made following stockholder approval of such plan.

(4) No options or SARs have been awarded. See "Proposal II - Ratification of the 1996 Stock Option and Incentive Plan" for options proposed to be awarded following stockholder approval of such plan.

(5) Includes the Company's contribution to its profit-sharing plan on behalf of Mr. Carlson.


     No options or stock appreciation rights were granted or exercised during fiscal 1996. See "Proposal II - Ratification of the 1996 Stock Option and Incentive Plan" for information regarding awards intended to be made in fiscal 1996, subject to stockholder ratification of the Stock Option Plan at the Meeting.

    Employment Agreement. During 1995, Washington Federal entered into an employment agreement with President Stan Carlson. The agreement is for a term of three years and has a base salary of $60,000. The agreement is terminable by Washington Federal for just cause, defined in the agreement as personal dishonesty, incompetence, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease and desist order, or material breach of any provision of the employment agreement. Any request by a Washington Federal bank regulator that President Stan Carlson be removed shall also be deemed just cause. If the agreement is terminated for just cause, the employee only receives his salary up to the date of termination. If
Washington Federal terminates the agreement without just cause, the employee is entitled to a continuation of salary from the date of termination through the remaining term of the agreement.

    The agreement provides that in the event of involuntary termination of employment in connection with, or within one year after, any change in control of the Company or Washington Federal, the employee will be paid a lump sum equal to approximately three times the employee's annual "base" salary. If a lump sum payment had been made as of June 30, 1996, Mr. Carlson would have received a payment of approximately $180,000. The agreement may be renewed annually if the Board of Directors determines that the executive has met its requirements and standards.

Benefit Plans

    Employee Stock Ownership Plan. Washington has established an employee stock ownership plan (the "ESOP") for the exclusive benefit of participating employees. Participating employees are employees who have completed one year of service with Washington or its subsidiaries and have attained the age of 21.

    The ESOP is funded by contributions made by Washington in cash or its common stock. Benefits may be paid either in shares of common stock or in
cash.   Washington Federal anticipates contributing approximately $45,600 annually to the ESOP to meet principal obligations under the ESOP loan, as proposed, and an additional amount for accrued interest on the loan. It is anticipated that all such contributions shall be tax-deductible.

    Contributions to the ESOP and shares released from the suspense account will be allocated among participants on the basis of total compensation, excluding bonuses. All participants must be employed at least 1,000 hours in a plan year and be employed on the last day of the plan year in order to receive an allocation. Participant benefits become 100% vested after seven years of service. Employment prior to the adoption of the ESOP shall count toward vesting. Vesting will be accelerated upon retirement, death, disability, change of control of the Holding Company, or termination of the ESOP. Forfeitures will be reallocated to participants on the same basis as other contributions in the plan year. Benefits may be payable in the form of a lump sum upon retirement, death, disability or separation from service. Washington's contributions to the ESOP are discretionary and may cause a reduction in other forms of compensation. Therefore, benefits payable under the ESOP cannot be estimated.

    The Board of Directors has appointed Directors Gorham and Levy to the Compensation Committee to administer the ESOP. The Board of Directors or the Compensation Committee may instruct the ESOP Trustee regarding investments of funds contributed to the ESOP. The ESOP Trustee must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Unallocated shares and allocated shares for which no timely direction is received will be voted by the ESOP Trustee, subject to the Trustee's fiduciary duties.

    Stock Option and Incentive Plan. The Stock Option Plan was adopted by the Board of Directors, subject to the approval of stockholders at the Meeting. See "Proposal II - Ratification of the 1996 Stock Option and Incentive Plan."

    Recognition and Retention Plan. The Board has adopted the RRP subject to ratification by stockholders at the Meeting. See "Proposal III - Ratification of the Recognition and Retention Plan."

Certain Transactions

    Washington, like many financial institutions, has followed a policy of granting various types of loans to officers, directors and employees. Such loans (1) have been made in the ordinary course of business, (2) were made on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions with Washington's other customers, and (3) do not involve more than the normal risk of collectibility or present other unfavorable features. All loans by Washington to its directors and executive officers are subject to OTS regulations restricting loans and other transactions with affiliated persons of Washington. Loans to officers and directors of Washington and their affiliates, amounted to approximately $899,500 or 8.53% of Washington's stockholders' equity at June 30, 1996.

PROPOSAL II - RATIFICATION OF THE 1996 STOCK OPTION AND INCENTIVE PLAN

General

    Establishment and implementation of the Stock Option Plan is subject to approval by stockholders, non-objection by the OTS and the satisfaction of certain other conditions. The OTS has in no way endorsed or approved the Stock Option Plan; and no written or oral representation to the contrary is made hereby.

    The 1996 Stock Option and Incentive Plan (the "Stock Option Plan") has been adopted by the Board of Directors of the Company, subject to ratification by stockholders at the Meeting. Pursuant to the Stock Option Plan, 65,751 shares of the Company's Common Stock are reserved for issuance by the Company under the Stock Option Plan. Since stockholders do not have preemptive rights, to the extent the Company issues all shares reserved for issuance under the Stock Option Plan, the interests of current stockholders will be diluted by approximately 9.1%.

    The Board of Directors believes that it is appropriate for the Company to adopt a flexible and comprehensive stock option and incentive plan which permits the granting of a variety of long-term incentive awards to directors, officers and employees as a means of enhancing and encouraging the recruitment and retention of those individuals on whom the continued success of the Company most depends. However, because the awards are granted only to persons affiliated with the Company, the adoption of the Stock Option Plan could make it more difficult for a third party to acquire control of the Company and therefore could discourage offers for the Company's stock that may be viewed by the Company's stockholders to be in their best interest. In addition, certain provisions included in the Company's Certificate of Incorporation and Bylaws may discourage potential takeover attempts, particularly those that have not been negotiated directly with the Board of Directors of the Company. Included in the Certificate of Incorporation and Bylaws are provisions (i) limiting the voting power of shares held by persons owning 10% or more of the Common Stock, (ii) requiring a supermajority vote of shareholders for approval of certain business combinations, (iii) establishing a staggered Board of Directors, (iv) permitting special meetings of shareholders to be called only by the Board of Directors and (v) authorizing a class of preferred stock with terms to be established by the Board of Directors. These provisions could prevent the sale or merger of the Company even where a majority of the stockholders approve of such transaction.

    In addition, federal regulations prohibit the beneficial ownership of more than 10% of the stock of a converted savings institution or its holding company without prior approval of the OTS. Federal law and regulations also require OTS approval prior to the acquisition of "control" (as defined in the OTS regulations) of an insured institution, including a holding company thereof. These regulations could have the effect of discouraging takeover attempts of the Company.

    Attached as Exhibit A to this Proxy Statement is the complete text of the Stock Option Plan. The principal features of the Stock Option Plan are summarized below.

Principal Features of the Stock Option Plan

    The Stock Option Plan provides for awards of stock options. Each award shall be on such terms and conditions, consistent with the Plan and applicable OTS regulations, as the committee administering the Plan may determine.

    Shares may be either authorized but unissued shares or reacquired shares held by the Company in its treasury. Any shares subject to an award which expires or is terminated unexercised will again be available for issuance under the Stock Option Plan or any other plan of the Company or its subsidiaries.

    The Stock Option Plan is administered by the compensation committee of the Board of Directors of the Company (the "Compensation Committee"), which is comprised of non-employee directors of the Company. Directors Gorham and Levy have been appointed as the present members of the Compensation Committee. Pursuant to the terms of the Stock Option Plan, any director or employee of the Company or its affiliates is eligible to participate in the Stock Option Plan. In granting awards under the Stock Option Plan, the Compensation Committee considers, among other things, position and years of service, value of the participant's services to the Company and the Bank and the added responsibilities of such individuals as employees, directors and officers of a public company.

Stock Options

    The term of stock options will not exceed ten years from the date of grant. The Compensation Committee may grant either "Incentive Stock Options" as defined under Section 422 of the Code or stock options not intended to qualify as such ("non-qualified stock options").

    In general, stock options will not be exercisable after the expiration of their terms. Unless otherwise determined by the Compensation Committee, in the event that a participant ceases to maintain continuous service
(as defined in the Stock Option Plan) to the Company, or one of its affiliates, for any reason other than death, disability or termination for cause, an exercisable stock option will continue to be exercisable for three months but in no event after the expiration date of the option, unless otherwise provided by the Compensation Committee, if a participant ceases to maintain continuous service due to death or disability, any option granted but not fully exercisable shall become exercisable in full upon the happening of such event and remain exercisable (i) in the event of death for the period described below and (ii) in the event of disability for a period of three months. In the event of the death of a participant during such service or within the three-month period described above following termination, an exercisable option will continue to be exercisable for one year, to the extent exercisable by the participant upon his death, but in no event later than ten years after grant. Following the death of any participant, the Compensation Committee may, as an alternative means of settlement of an option, elect to pay to the holder an amount of cash equal to the amount by which the market value of the shares covered by the option on the date of exercise exceeds the exercise price. A stock option will automatically terminate and will no longer be exercisable as of the date a participant is terminated for cause.

    The exercise price for the purchase of shares subject to a stock option at the date of grant may not be less than 100% of the market value of the shares covered by the option on that date. The exercise price must be paid in full in cash or shares of Common Stock, or a combination of both.

    All options may have a term of up to ten years, are generally not transferable and vest at the rate of 20% per year and shall not vest earlier than the one-year anniversary of the date of stockholder ratification of the Stock Option Plan (subject to certain exceptions set forth in the Stock Option
Plan). The exercise price per share of all options granted under the Stock Option Plan shall be equal to the fair market value of the Common Stock on the date of grant.

    The Stock Option Plan provides for the grant of a non-qualified stock option to purchase 2,818 shares of Common Stock to each director who is not a full-time employee of the Company as of the date of stockholder ratification of the adoption of the Stock Option Plan, or with respect to future directors as of the date he or she is elected and has qualified.

Effect of Merger and Other Adjustments

    Shares as to which awards may be granted under the Stock Option Plan, and shares then subject to awards, will be adjusted by the Committee in the event of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure of the Company.

    In the case of any merger, consolidation or combination of the Company with or into another thrift holding company or other entity, whereby either the Company is not the continuing thrift holding company or its outstanding shares are converted into or exchanged for securities, cash or property, or any combination thereof, any participant to whom a stock option has been granted at least six months prior to such event will have the right (subject to the provisions of the Stock Option Plan) and any applicable vesting period upon exercise of the option to an amount equal to the excess of fair market value on the date of exercise of the consideration receivable in the merger, consolidation or combination with respect to the shares covered or represented by the stock option over the exercise price of the option multiplied by the number of shares with respect to which the option has been exercised.

Amendment and Termination

    The Board of Directors of the Company may at any time, subject to compliance with OTS regulations, amend, suspend or terminate the Stock Option Plan or any portion thereof but may not, without the prior approval of the stockholders, make any amendment (except as set forth in Section 9 of the Stock Option Plan) which shall (i) increase the aggregate number of shares with respect to which awards may be made under the Plan; (ii) materially increase the benefits accruing to participants; (iii) materially change the requirements as to eligibility for participation in the Stock Option Plan; or (iv) change the class of persons eligible to participate in the Plan, provided, however, that no such amendment, suspension or termination shall impair the rights of any Participant, without his consent, in any award therefore made pursuant to the Plan. Unless previously terminated, the Stock Option Plan shall continue in effect for a term of ten years from the date of adoption by the Board of Directors of the Company, after which no further awards may be granted under the Stock Option Plan.

Federal Income Tax Consequences

    Under present federal income tax laws, awards under the Stock Option Plan will have the following consequences:

(1) The grant of an award will neither, by itself, result in the recognition of taxable income to the participant nor entitle the Company to a deduction at the time of such grant.

(2) In order to qualify as an "Incentive Stock Option," a stock option awarded under the Stock Option Plan must meet the conditions contained in Section 422 of the Code, including the requirement that the shares acquired upon the exercise of the stock option be held for one year after the date of exercise and two years after the date of grant of the option. The exercise of an Incentive Stock Option generally will not, by itself, result in the recognition of taxable income to the participant nor entitle the Company to a deduction at the time of such exercise. However, the difference between the exercise price and the fair market value of the option shares on the date of exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax. The alternative minimum tax is incurred only when it exceeds the regular income tax. (The alternative minimum tax will be payable at the rate of 26% on the first $175,000 of "minimum taxable income" above the exemption amount ($33,750 for a single person and $45,000 for married persons filing jointly) and 28% on minimum taxable income more than $175,000 above the exemption amounts. If a taxpayer has alternative minimum taxable income in excess of $150,000 (married persons filing jointly) or $112,500 (single person), the $45,000 or $33,750 exemptions are reduced by an amount equal to 25% of the amount by which the alternative minimum taxable income of the taxpayer exceeds $150,000 or $112,500, respectively.) Provided the applicable holding periods described above are satisfied, the participant will recognize long-term capital gain or loss upon resale of the shares received upon such exercise.

(3) The exercise of a stock option which is not an Incentive Stock Option will result in the recognition of ordinary income by the participant on the date of exercise in an amount equal to the difference between the exercise price and the fair market value on the date of exercise of the shares acquired pursuant to the stock option.

(4) The Company will be allowed a deduction at the time, and in the amount of, any ordinary income recognized by the participant under the various circumstances described above, provided that the Company meets its federal withholding tax obligations.

Awards Under the Stock Option Plan

     The following table presents information at June 30, 1996, with respect to the number of awards of options which are intended to be granted under the Stock Option Plan, subject to stockholder approval of the Stock Option
Plan and non-objection to such Plan by the OTS. All options will be granted at the fair market value on the date of grant.


                           STOCK OPTION PLAN

                                         Dollar
      Name and Position                 value(1)               Number of Units
- ---------------------------------       --------               ---------------

Stan Carlson, President and Chief
 Executive Officer                       $ ---                      16,437
Executive Group (4 persons)                ---                      32,874

Director Nominees:
- -----------------
Richard L. Weeks                           ---                       2,818
J. Richard Wiley                           ---                       2,818


Non-Executive Director Group
 (7 persons)                               ---                      19,726



- ------------------

(1) Any value realized will be the difference between the exercise price and the market value upon exercise. Since the options have not been granted, there is no current value.


     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE ADOPTION OF THE 1996 STOCK OPTION AND INCENTIVE PLAN.


PROPOSAL III - RATIFICATION OF THE RECOGNITION AND RETENTION PLAN

General

     Establishment and implementation of the RRP is subject to approval by stockholders, non-objection by the OTS and the satisfaction of certain other conditions. The OTS has in no way endorsed or approved the RRP; and no written or oral representation to the contrary is made hereby.

     Subject to ratification by stockholders, the Board of Directors of the Company has adopted the RRP as a method of providing key officers and directors with a proprietary interest in the Company in a manner designed to encourage such individuals to remain with the Company. Pursuant to the RRP, restricted stock awards covering 26,300 shares have been reserved for issuance under the RRP.

     Attached as Exhibit B to this Proxy Statement is the complete text of the form of the RRP. The principal features of the RRP are summarized below.

Principle Features of the RRP

     The RRP provides for the award of shares of Common Stock ("RRP Shares") subject to the restrictions described below. Each award under the RRP will be made on such terms and conditions, consistent with the RRP, as the committee administering the RRP shall determine.

     The RRP is administered by the Company's Compensation Committee. The Compensation Committee, currently consisting of certain outside directors, will select the recipients and terms of awards pursuant to the RRP.
See "Proposal II - Ratification of the 1996 Stock Option and Incentive Plan." In determining to whom and in what amount to grant awards, the Compensation Committee considers the position and responsibilities of eligible employees, the value of their services to the Company and the Bank and other factors it deems relevant. Pursuant to the terms of the RRP, any director or employee of the Company or its affiliates may be selected by the Compensation Committee to participate in the RRP.

     The RRP provides that RRP Shares used to fund awards under such plan may be either authorized but unissued shares or shares acquired by the Company in the open market and held as treasury shares. Since stockholders do not have pre-emptive rights, to the extent the Company utilizes authorized but unissued shares to fund the RRP, the interests of current stockholders will be diluted by approximately 3.85%.

     Subject to compliance with OTS regulations, award recipients earn (i.e., become vested in) awards, over a period of time as determined by the Compensation Committee, at the time of grant. Pursuant to the terms of such plan, RRP Shares to be awarded under the RRP to directors, officers and employees (including executive officers) will vest in five equal annual installments, with the first installment vesting on the first anniversary of the date of grant and shall not vest earlier than the one-year anniversary of the stockholder ratification of the RRP, in each case subject to the conditions described below. RRP Shares are subject to forfeiture if the recipient fails to remain in the continuous service (as defined in the RRP) as an employee, officer or director (including advisory directors and directors emeriti) of the Company or the Bank for a stipulated period (the "restricted period"). In addition, the vesting of RRP Shares is subject to the Bank meeting its fully phased-in capital requirements. RRP Shares which do not vest on a particular vesting date because the Bank does not meet its fully phased-in capital requirements will be deferred and eligible for vesting on the next vesting date thereafter, subject to the recipient's continuous service and the Bank's satisfaction of its fully phased-in capital requirements. Vested shares are distributed to recipients as soon as practicable following the date on which they are earned.

     In the event a recipient ceases to maintain continuous service with the Company or the Bank by reason of death, total or partial disability, or normal or early retirement, RRP Shares still subject to restrictions will be free of these restrictions in proportion to the portion of the restricted period which shall have lapsed at the time of such termination of continuous service and shall not be forfeited. In the event of termination for any other reason, all shares will be forfeited and returned to the Company.

     The holders of RRP Shares will have all of the rights of a shareholder, including the right to receive dividends upon vesting of the shares. The holders may not, however, vote, sell, assign, transfer, pledge or otherwise encumber any of the RRP Shares during the restricted period. During the restricted period, RRP Shares will be voted by an independent third party in his or her sole discretion.

Effect of Changes in Capitalization and Other Adjustments

     Restricted stock awarded under the RRP will be adjusted by the Compensation Committee in the event of a reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in corporate structure or shares of the Company.

Amendment and Termination

     Subject to the compliance with the OTS regulations, the Board of Directors of the Company may at any time amend, suspend or terminate the RRP or any portion thereof, provided, however, that no such amendment, suspension or termination shall impair the rights of any award recipient, without his consent, in any award therefore made pursuant to the RRP. Unless previously terminated, the RRP will continue in effect for a term of ten years from the date of ratification by stockholders after which no further awards may be made under such plan.


Federal Income Tax Consequences

     Holders of RRP Shares will recognize ordinary income on the date that the shares of RRP Shares are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date. In certain circumstances, a holder may elect to recognize ordinary income and determine such fair market value on the date of the grant of the restricted stock. Holders of restricted stock will also recognize ordinary income equal to their dividend or dividend equivalent payments when such payments are received. Generally, the amount of income recognized by participants will be a deductible expense for tax purposes by the Bank.

Awards Under the RRP

     The following table presents information at June 30, 1996 with respect to the number of awards of RRP Shares which are intended to be granted under the RRP, subject to stockholder approval of the RRP and non-objection to such plan by the OTS.



                            RECOGNITION AND RETENTION PLAN



                                         Dollar                  Shares of
      Name and Position                 value(1)              Restricted Stock
- ---------------------------------       --------              ----------------

Stan Carlson, President and Chief
 Executive Officer                      $ 69,870                     6,576
Executive Group (4 persons)              139,740                    13,152

Director Nominees:
- -----------------

Richard L. Weeks                          11,974                     1,127
J. Richard Wiley                          11,974                     1,127



Non-Executive Director Group
 (7 persons)                              83,821                     7,889

- ----------------
(1) Assumes an aggregate market value of the RRP Shares awarded based on $10.625, the last trade sales price of the Company's Common Stock as reported on the National Daily Quotation Service or the "pink sheets" by the National Quotation Bureau on August 27, 1996.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE ADOPTION OF THE RRP.

      PROPOSAL IV - RATIFICATION OF APPOINTMENT OF AUDITORS

     At the Annual Meeting of Stockholders, the stockholders will consider and vote on the ratification of the appointment of McGladrey & Pullen, LLP ("M&P") as the Company's independent auditors for the Company's fiscal year ending June 30, 1997.

     The Board of Directors of the Company has heretofore renewed the Company's arrangement for M&P to be the Company's auditors for the fiscal year ending June 30, 1997, subject to ratification by the Company's stockholders. Representatives of M&P are expected to attend the Meeting to respond to appropriate questions and to make a statement if they so desire.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF M&P AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 1997.


                     STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in the Company's proxy materials for the next annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the Company's office located at 102 East Main Street, Washington, Iowa 52353, no later than May 15, 1997. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.


                         OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

     The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. The Company has retained Regan & Associates, Inc. to assist in the solicitation of proxies for a fee estimated to be $2,500, plus expenses. In addition to solicitation by mail, directors, officers and regular employees of the Company and/or the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.


Washington, Iowa
September 12, 1996

                                                        EXHIBIT A
                        WASHINGTON BANCORP
               1996 STOCK OPTION AND INCENTIVE PLAN

     1. Plan Purpose. The purpose of the Plan is to promote the long-term interests of the Corporation and its stockholders by providing a means for attracting and retaining directors, advisory directors, directors emeriti, officers and employees of the Corporation and its Affiliates. It is intended that designated Options granted pursuant to the provisions of this Plan to persons employed by the Corporation or its Affiliates will qualify as Incentive Stock Options. Options granted to persons who are not employees will be Non-Qualified Stock Options.

     2.   Definitions. The following definitions are applicable to the Plan:

     "Affiliate" - means any "parent corporation" or "subsidiary corporation" of the Corporation, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

     "Award" - means the grant of an Incentive Stock Option or a Non-Qualified Stock Option as provided in the Plan.

     "Board of Directors" - means the board of directors of Washington Bancorp existing on the day of the Bank's conversion from a mutual to a stock form, excluding all directors then classified as advisory or emeritus.

     "Bank" - means Washington Federal Savings Bank and any successor entity.

     "Code" - means the Internal Revenue Code of 1986, as amended.

     "Compensation Committee" - means the Committee referred to in Section 3 hereof.

     "Continuous Service" - means the absence of any interruption or termination of service as a director, advisory director, director emeritus, officer or employee of the Corporation or an Affiliate, except that when used with respect to persons granted an Incentive Options means the absence of any interruption or termination of service as an employee of the Corporation or an Affiliate. Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Corporation or in the case of transfers between payroll locations of the Corporation or between the Corporation, its parent, its subsidiaries or its successor. With respect to any advisory director or director emeritus, continuous service shall mean availability to perform such functions as may be required of such persons.

     "Corporation" - means Washington Bancorp, an Iowa corporation

     "Disinterested Person" - means any member of the Board of Directors of the Corporation who (A) is an outside director as defined under Section 162(m) of the Code and the regulations thereunder and (B) a person who within the prior year has not been, and is not being, granted any awards related to the Shares under this Plan or any other plan of the Corporation or any of its Affiliates except for awards which (i) are calculated in accordance with a formula as contemplated in paragraph (c)(2)(ii) of the Rule b-3 ("Rule b-3") under the Securities Exchange Act of 1934; (ii) result from participation in an ongoing securities acquisition plan meeting the conditions of paragraph
(d)(2) of Rule b-3; or (iii) arise from an election by a director to receive all or part of his board fees in securities. No recipient of an Award granted pursuant to Section 17 hereof shall be deemed not to be a Disinterested Person solely by reason of such grant.

     "Employee" - means any person, including an officer or director, who is employed by the Corporation or any Affiliate.

     "ERISA" - means the Employee Retirement Income Security Act of 1974, as amended.

     "Exercise Price" - means the price per Share at which the Shares subject to such Option may be purchased upon exercise of such Option.

     "Incentive Stock Option" - means an option to purchase Shares granted by the Compensation Committee pursuant to Section 6 hereof which is subject to the limitations and restrictions of Section 8 hereof and is intended to qualify under Section 422(b) of the Code.

     "Market Value" - means the mean between the closing high bid and low asked quotations with respect to a Share on the date in question on the NASDAQ System, or any similar system then in use, or, if no such quotations are available, the fair market value on such date of a Share as the Compensation Committee shall determine.

     "Non-Qualified Stock Option" - means an option to purchase Shares granted by the Compensation Committee pursuant to Section 6 hereof, which option is not intended to qualify under Section 422(b) of the Code.

     "Option" - means an Incentive Stock Option or a Non-Qualified Stock
Option.

     "Participant" - means any director, advisory director, director emeritus, officer or employee of the Corporation or any Affiliate who is selected by the Compensation Committee to receive an Award or who is granted an Award pursuant to Section 17 hereof.

     "Plan" - means the 1996 Stock Option and Incentive Plan of the
Corporation.

     "Shares" - means the shares of common stock of the Corporation.

     "Ten Percent Beneficial Owner" - means the beneficial owner of more than ten percent of any class of the Corporation's equity securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

     3. Administration. The Plan shall be administered by a Compensation Committee consisting of two or more members, each of whom shall be a Disinterested Person. The members of the Compensation Committee shall be appointed by the Board of Directors of the Corporation. Except as limited by the express provisions of the Plan, the Compensation Committee shall have sole and complete authority and discretion, subject to the Office of Thrift Supervision Regulations, to (i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of instruments evidencing such grants; and (v) establish from time to time regulations for the administration of the Plan, interpret the Plan, and make all determinations deemed necessary or advisable for the administration of the Plan.

     A majority of the Compensation Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Compensation Committee without a meeting, shall be acts of the Compensation Committee.

     4. Participation in Compensation Committee Awards. The Compensation Committee may select from time to time Participants in the Plan from those directors (including advisory directors and directors emeriti), officers and employees (other than Disinterested Persons), of the Corporation or its Affiliates who, in the opinion of the Compensation Committee, have the capacity for contributing to the successful performance of the Corporation or its Affiliates.

     5.  Shares Subject to Plan.  Subject to adjustment by the operations of
Section 9 hereof, the maximum number of Shares with respect to which Awards may be made under the Plan is 10% of the total Shares issued in the Bank's conversion to the capital stock form. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued shares or issued shares heretofore or hereafter reacquired and held as treasury shares. An Award shall not be considered to have been made under the Plan with respect to any Option which terminates and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination has occurred. Any award made pursuant to this Plan, which Award is subject to the requirements of Office of Thrift Supervision Regulations, shall vest (become exercisable) in five equal annual installments with the first installment vesting on the one-year anniversary of the date of grant, except in the event of death, or disability.

     6. General Terms and Conditions of Options. The Compensation Committee shall have full and complete authority and discretion, subject to Office of Thrift Supervision Regulations and except as expressly limited by the Plan, to grant Options and to provide the terms and conditions (which need not be identical among Participants) thereof. In particular, the Compensation Committee shall prescribe the following terms and conditions: (i) the Exercise Price of any Option, which shall not be less than the Market Value per Share at the date of grant of such Option, (ii) the number of Shares subject to, and the expiration date of, any Option, which expiration date shall not exceed ten years from the date of grant, (iii) the manner, time and rate (cumulative or otherwise) of exercise of such Option, and (iv) the restrictions, if any, to be placed upon such Option or upon Shares which may be issued upon exercise of such Option. The Compensation Committee may, as a condition of granting any Option, require that a Participant agree not to thereafter exercise one or more Options previously granted to such Participant. Notwithstanding the foregoing and subject to compliance with applicable Office of Thrift Supervision Regulations, no individual shall be granted Awards in any calendar year with respect to more than 25% of the total shares subject to the Plan.

     Furthermore, at the time of any Award, the Participant shall enter into an agreement with the Corporation in a form specified by the Compensation Committee, agreeing to the terms and conditions of the Award and such other matters as the Compensation Committee, in its sole discretion, shall determine (the "Option Agreement").

     7.   Exercise of Options.

(a) Except as provided herein, an Option granted under the Plan shall be exercisable during the lifetime of the Participant to whom such Option was granted only by such Participant and, except as provided in paragraphs (c) and (d) of this Section 7, no such Option may be exercised unless at the time such Participant exercises such Options, such Participant has maintained Continuous Service since the date of grant of such Option.

(b) To exercise an Option under the Plan, the Participant to whom such Option was granted shall give written notice to the Corporation in form of satisfactory to the Compensation Committee (and, if partial exercises have been permitted by the Compensation Committee, by specifying the number of Shares with respect to which such Participant elects to exercise such Option) together with full payment of the Exercise Price, if any and to the extent required. The date of exercise shall be the date on which such notice is received by the Corporation. Payment, if any is required, shall be made either (i) in cash (including check, bank draft or money order) or (ii) if permitted by the Compensation Committee, by delivering (A) Shares already owned by the Participant and having a fair market value equal to the applicable exercise price, such fair market value to be determined in such appropriate manner as may be provided by the Compensation Committee or as may be required in order to comply with or to conform to requirements of any applicable laws or regulations, or (B) a combination of cash and such Shares.

(c) If a Participant to whom an Option was granted shall cease to maintain Continuous Service for any reason (excluding death or disability and termination of employment by the Corporation or any Affiliate for cause), such Participant may, but only within the period of three months immediately succeeding such cessation of Continuous Service and in no event after the expiration date of such Option, exercise such Option to the extent that such Participant was entitled to exercise such Option at the date of such cessation, provided, however, that such right of exercise after cessation of Continuous Service shall not be available to a Participant if the Compensation Committee otherwise determines and so provides in the applicable instrument or instruments evidencing the grant of such Option. If a Participant to whom an Option was granted shall cease to maintain Continuous Service by reason of death or disability then, unless the Compensation Committee shall have otherwise provided in the instrument evidencing the grant of an Option, all Options granted and not fully exercisable shall become exercisable in full upon the happening of such event and shall remain so exercisable
     (i) in the event of death for the period described in paragraph (d) of this Section 7 and (ii) in the event of disability for a period of three months following such date. If the Continuous Service of a Participant to whom an Option was granted by the Corporation is terminated for cause, all rights under any Option of such Participant shall expire immediately upon the effective date of such termination.

(d) In the event of the death of a Participant while in the Continuous Service of the Corporation or an Affiliate or within the three-month period referred to in paragraph (c) of this Section 7, the person to whom any Option held by the Participant at the time of his death is transferred by will or the laws of descent and distribution, or in the case of an Award other than an Incentive Stock Option, pursuant to a qualified domestic relations order, as defined in the Code or Title I of ERISA or the rules thereunder may, but only to the extent such Participant was entitled to exercise such Option immediately prior to his death, exercise such Option at any time within a period of one year succeeding the date of death of such Participant, but in no event later than ten years from the date of grant of such Option. Following the death of any Participant to whom an Option was granted under the Plan, the Compensation Committee may, as an alternative means of settlement of such Option, elect to pay to the person to whom such Option is transferred by will or by the laws of descent and distribution, or in the case of an Option other than an Incentive Stock Option, pursuant to a qualified domestic relations order, as defined in the Code or Title I of ERISA or the rules thereunder, the amount by which the Market Value per Share on the date of exercise of such Option shall exceed the Exercise Price of such Option, multiplied by the number of Shares with respect to which such Option is properly exercised. Any such settlement of an Option shall be considered an exercise of such Option for all purposes of the Plan.

(e) Notwithstanding the provisions of subparagraphs (c) and (d) above, the Compensation Committee may, in its sole discretion, establish different terms and conditions pertaining to the effect of termination to the extent permitted by applicable federal and state law.


     8. Incentive Stock Options. Incentive Stock Options may be granted only to Participants who are Employees. Any provision of the Plan to the contrary notwithstanding, (i) no Incentive Stock Option shall be granted more than ten years from the date the Plan is adopted by the Board of Directors of the Corporation and no Incentive Stock Option shall be exercisable more than ten years from the date such Incentive Stock Option is granted, (ii) the Exercise Price of any Incentive Stock Option shall not be less than the Market Value per Share on the date such Incentive Stock Option is granted, (iii) any Incentive Stock Option shall not be transferable by the Participant to whom such Incentive Stock Option is granted other than by will or the laws of descent and distribution, and shall be exercisable during such Participant's lifetime only by such Participant, (iv) no Incentive Stock Option shall be granted to any individual who, at the time such Incentive Stock Option is granted, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation or any Affiliate unless the Exercise Price of such Incentive Stock Option is at least 110 percent of the Market Value per Share at the date of grant such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted, and (v) the aggregate Market Value (determined as of the time any Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant in any calendar year shall not exceed $100,000.

     9. Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Corporation, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan and the number, class and exercise price of shares with respect to which Awards theretofore have been granted under the Plan shall be appropriately adjusted by the Compensation Committee, whose determination shall be conclusive.

     10. Effect of Merger. In the event of any merger, consolidation or combination of the Corporation (other than a merger, consolidation or combination in which the Corporation is the continuing entity and which does not result in the outstanding Shares being converted into or exchange for different securities, cash or other property, or any combination thereof) pursuant to a plan or agreement the terms of which are binding upon all stockholders of the Corporation (except to the extent that dissenting stockholders may be entitled, under statutory provisions or provisions contained in the certificate or articles of incorporation, to receive the appraised or fair value of their holdings), any Participant to whom an Option has been granted at least six months prior to such event shall have the right (subject to the provisions of the Plan and any limitation or vesting period applicable to such Option), thereafter and during the term of each such Option, to receive upon exercise of any such Option in an amount equal to the excess of the fair market value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a Share over the Exercise Price of such Option, multiplied by the number of Shares with respect to which such Option shall have been exercised. Such amount may be payable in fully in cash, fully in one or more of the kind or kinds of property payable in such merger, consolidation or combination, or partly in cash and partly in one or more of such kind or kinds of property, all in the discretion of the Compensation Committee.

     11. Assignments and Transfers. No Award nor any right or interest of a Participant under the Plan in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution or in the case of Awards other than Incentive Stock Options pursuant to a qualified domestic relations order, as defined in the Code or Title I of ERISA or the rules thereunder.

     12. Employee Rights Under the Plan. No director, officer or employee shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant and no director, officer, employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of the Corporation or any Affiliate.

     13. Delivery and Registration Statement. The Corporation's obligation to deliver Shares with respect to an Award shall, if the Compensation Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Compensation Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933 or any other Federal, state or local securities legislation or regulation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Corporation shall not be required to deliver any Shares under the Plan prior to (i) the admission of such shares to listing on any stock exchange or other system on which Shares may then be listed, and (ii) the completion of such registration or other qualification of such Shares under any state or Federal law, rule or regulation, as the Compensation Committee shall determine to be necessary or advisable.

     This Plan is intended to comply with Rule 16b-3 under the Securities Exchange Act of 1934. Any provision of the Plan which is inconsistent with said Rule shall, to the extent of such inconsistency, be inoperative and shall not affect the validity of the remaining provisions of the Plan.

     14. Withholding Tax. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option pursuant to the Plan, the Corporation shall have the right to require the Participant or such other person to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such Shares, and may, in its sole discretion, withhold sufficient Shares to cover the amount of taxes which the Corporation is required to withhold.

     15. Amendment or Termination. The Board of Directors (or then current board of directors) of the Corporation may amend, suspend or terminate the Plan or any other portion thereof at any time, subject to Office of Thrift Supervision Regulations, but (except as provided in Section 9 hereof) no amendment shall be made without approval of the stockholders of the Corporation which shall, (i) increase the aggregate number of Shares with respect to which Awards may be made under the Plan (except pursuant to Section
9), (ii) materially increase the benefits accruing to Participants, (iii) materially change the requirements as to eligibility for participation in the Plan or (iv) change the class of persons eligible to participate in the Plan; provided, however, that no such amendment, suspension or termination shall impair the rights of any Participant, without his consent, in any Award theretofore made pursuant to the Plan.

     16. Effective Date and Term of Plan. The Plan shall become effective upon its ratification by stockholders of the Corporation. It shall continue in effect for a term of ten years unless sooner terminated under Section 15 hereof.

     17. Initial Grant. By, and simultaneously with, the ratification of this Plan by the stockholders of the Corporation, each member of the Board of Directors of the Corporation at the time of the Bank's conversion to stock form, who is not a full-time employee, is hereby granted a ten-year, Non-Qualified Stock Option to purchase .375% of the shares issued in the mutual to stock conversion of the Bank at an Exercise Price per share equal to the Market Value per share of the Shares on the date of grant. Each such Option shall be evidenced by a Non-Qualified Stock Option Agreement in a form approved by the Board of Directors and shall be subject in all respects to the terms and conditions of this Plan, which are controlling. All Options granted pursuant to this Section 17 shall vest in five equal annual installments with the first installment vesting on the first anniversary of the date of grant, subject to the Director maintaining Continuous Service with the Corporation or its Affiliates since the date of grant. All Options granted pursuant to this
Section 17 shall be rounded down to the nearest whole share to the extent necessary to ensure that no Options to purchase stock representing fractional shares are granted.

     18. Notwithstanding anything else in this Plan to the contrary, to the extent that the Plan provides for formula awards, as defined in Rule 16b-3(c)(2)(ii) under the Securities Exchange Act of 1934, such provisions may not be amended more than once every six months, other than to comport with changes in the Code, ERISA or the rules thereunder.

     ADOPTED BY the affirmative vote of a majority of the stockholders of the Corporation on _______________, 1996.





                              Secretary

                                                           EXHIBIT B

                        WASHINGTON BANCORP
                  RECOGNITION AND RETENTION PLAN


     1. Plan Purpose. The purpose of the Plan is to promote the long-term interest of the Corporation and its stockholders by providing a means for attracting and retaining directors, executive officers and employees of the Corporation and its affiliates.

     2.   Definitions.  The following definitions are applicable to the Plan:

          "Award" - means the grant by the Compensation Committee of Restricted Stock, as provided in the Plan.

          "Affiliate" - means any "parent corporation" or "subsidiary corporation" of the Corporation, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

          "Bank" - means Washington Federal Savings Bank, a savings institution and its successors.

          "Board of Directors" - means the board of directors of Washington Bancorp existing on the day of the Bank's conversion from a mutual to a stock form, excluding all directors then classified as advisory or emeritus.

          "Code" - means the Internal Revenue Code of 1986, as amended.

          "Compensation Committee" - means the committee referred to in
Section 7 hereof.

          "Continuous Service" - means the absence of any interruption or termination of service as a director, advisory director, director emeritus, executive officer or employee of the Corporation or any Affiliate. Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Corporation or any Affiliate or in the case of transfers between payroll locations of the Corporation or between the Corporation, its subsidiaries or its successor.

          "Corporation" - means Washington Bancorp, an Iowa corporation.

          "Disinterested Person" - means any member of the Board of Directors of the Corporation who within the prior year has not been, and is not being, granted any awards related to the shares under this Plan or any other plan of the Corporation or any of its Affiliates except for awards which (i) are calculated in accordance with a formula as contemplated in paragraph
(c)(2)(ii) of Rule 16b-3 ("Rule 16b-3") under the Securities Exchange Act of 1934, as amended; (ii) result from participation in an ongoing securities acquisition plan meeting the conditions of paragraph (d)(2) of Rule 16b-3; or
(iii) arise from an election by a director to receive all or part of his board fees in securities.

          "ERISA" - means the Employee Retirement Income Security Act of 1974, as amended.

          "Participant" - means any director, advisory director, executive officer or employee of the Corporation or any Affiliate who is selected by the Compensation Committee to receive an Award.

          "Plan" - means this Recognition and Retention Plan of the Corporation.

          "Restricted Period" - means the period of time selected by the Compensation Committee for the purpose of determining when restrictions are in effect under Section 3 hereof with respect to Restricted Stock awarded under the Plan.

          "Restricted Stock" - means Shares which have been contingently awarded to a Participant by the Compensation Committee subject to the restrictions referred to in Section 3 hereof, so long as such restrictions are in effect.

          "Shares" - means the common stock, par value $.01 per share, of the Corporation.

     3. Terms and Conditions of Restricted Stock. The Compensation Committee shall have full and complete authority, subject to the limitations of the Plan, to grant Awards and, in addition to the terms and conditions contained in paragraphs (a) through (f) of this Section 3, to provide such other terms and conditions (which need not be identical among Participants) in respect of such Awards, and the vesting thereof, as the Compensation Committee shall determine.

     (a) At the time of an Award, the Compensation Committee shall establish for each Participant a Restricted Period, during which or at the expiration of which, as the Compensation Committee shall determine and provide in the agreement referred to in paragraph (d) of this Section 3, the Shares awarded as Restricted Stock shall vest, and subject to any such other terms and conditions as the Compensation Committee shall provide, Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, except as hereinafter provided, during the Restricted Period. The Compensation Committee, and not the Participant, shall have the right to vote Restricted Stock during the Restricted Period. The Compensation Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect thereto, or to remove any or all of such restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other changes in circumstances occurring after the commencement of such Restricted Period.

     (b) If a Participant ceases to maintain Continuous Service for any reason (other than death, total or partial disability or normal or early retirement), unless the Compensation Committee shall otherwise determine, all Shares of Restricted Stock theretofore awarded to such Participant and which at the time of such termination of Continuous Service are subject to the restrictions imposed by paragraph (a) of this Section 3 shall upon such termination of Continuous Service be forfeited and returned to the Corporation. If a Participant ceases to maintain Continuous Service by reason of death, total or partial disability or normal or early retirement, unless the Compensation Committee shall otherwise determine, Restricted Stock then still subject to restrictions imposed by paragraph (a) of this Section 3 will be free of those restrictions in proportion to the portion of the Restricted Period which shall have elapsed at the time of such termination of Continuous Service.

     (c) Each certificate in respect of Shares of Restricted Stock awarded under the Plan shall be registered in the name of the Participant and deposited by the Participant, together with a stock power endorsed in blank, with the Corporation and shall bear the following (or a similar) legend:

               "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the Recognition and Retention Plan of Washington Bancorp. Copies of such Plan are on file in the offices of the Secretary of Washington Bancorp, 103 East Main Street, Washington, Iowa 52353."

     (d) At the time of any Award, the Participant shall enter into an Agreement with the Corporation in a form specified by the Compensation Committee, agreeing to the terms and conditions of the Award and such other matters as the Compensation Committee, in its sole discretion, shall determine (the "Restricted Stock Agreement").

     (e) At the time of an Award, the payment to the Participant of dividends declared or paid on Restricted Stock by the Corporation shall be deferred until the earlier to occur of (i) the lapsing of the restrictions imposed under paragraph (a) of this Section 3 or (ii) the forfeiture of such shares under paragraph (b) of this Section 3, and shall be held by the corporation for the account of the Participant until such time. In the event of such deferral, there shall be credited at the end of each year (or portion thereof), interest on the amount of the account at the beginning of the year at a rate per annum as the Compensation Committee, in its discretion, may determine. Payment of deferred dividends, together with interest accrued thereon, shall be made upon the earlier to occur of the events specified in
(i) and (ii) of the immediately preceding sentence.

     (f) At the expiration of the restrictions imposed by paragraph (a) of this Section 3, the Corporation shall redeliver to the Participant (or where the relevant provision of paragraph (b) of this Section 3 applies in the case of a deceased participant, to his legal representative, beneficiary of heir) the certificate(s) and stock power deposited with it pursuant to paragraph (c) of this Section 3 and the Shares represented by such certificate(s) shall be free of the restrictions referred to in paragraph (a) of this Section 3.

     4. Adjustments upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Corporation, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan and the number and class of shares with respect to which Awards theretofore have been granted under the Plan shall be appropriately adjusted by the Compensation Committee, whose determination shall be conclusive. Any shares of stock or other securities received, as a result of any of the foregoing, by a Participant with respect to Restricted Stock shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Corporation in the manner provided in Section 3 hereof.

     5. Assignments and Transfers. No Award nor any right or interest of a Participant under the Plan in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code of Title I of ERISA or the rules thereunder.

     6. Administration. The Plan shall be administered by a Compensation Committee consisting of two or more members, each of whom shall be a Disinterested Person. The members of the Compensation Committee shall be appointed by the Board of Directors of the Corporation. Except as limited by the express provisions of the Plan, the Compensation Committee shall have sole and complete authority and discretion to (i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iv) prescribe the forms and terms of instruments evidencing such grants; and (v) establish from time to time regulations for the administration of the Plan, interpret the Plan, and make all determinations deemed necessary or advisable for the administration of the Plan. The Compensation Committee may maintain, and update from time to time as appropriate, a list designating selected directors as Disinterested Persons. The purpose of such list shall be to evidence the status of such individuals as Disinterested Persons, and the Board of Directors may appoint to the Compensation Committee any individual actually qualifying as a Disinterested Persons, regardless of whether identified as such on said list.

     A majority of the Compensation Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Compensation Committee without a meeting, shall be acts of the Compensation Committee.

     7.   Shares Subject to Plan.  Subject to adjustment by the operation of
Section 4 hereof, the maximum number of shares with respect to which Awards may be made under the Plan is 4% of the total Shares issued in the Bank's conversion to stock form. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued shares or issued Shares heretofore or hereafter reacquired and held as treasury Shares. An Award shall not be considered to have been made under the Plan with respect to Restricted Stock which is forfeited and new Awards may be granted under the Plan with respect to the number of Shares as to which such forfeiture has occurred.

     8. Employee Rights Under the Plan. No director, officer or employee shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant and no director, officer, employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan or any action taken thereunder shall be construed as giving any officer or employee any right to be retained in the employ of the Corporation, the Bank or any Affiliate.

     9. Withholding Tax. Upon the termination of the Restricted Period with respect to any shares of Restricted Stock (or at any such earlier time, if any, that an election is made by the Participant under Section 83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Corporation shall withhold from any payment or distribution made under this Plan sufficient Shares to cover any applicable withholding and employment taxes. The Corporation shall have the right to deduct from all dividends paid with respect to shares of Restricted Stock the amount of any taxes which the Corporation is required to withhold with respect to such dividend payments. No discretion or choice shall be conferred upon any Participant with respect tot he form, timing or method of any such tax withholding.

     10. Amendment or Termination. The Board of Directors, or any future board of directors of the Corporation, may amend, suspend or terminate the Plan or any portion thereof at any time; provided, however, that no such amendment, suspension or termination shall impair the rights of any Participant, without his consent, in any Award theretofore made pursuant to the Plan.

     Notwithstanding anything in this Plan to the contrary, to the extent that the Plan provides for formula awards, as defined in Rule 16b-3(c)(2)(ii) under the Securities Exchange Act of 1934, as amended, such provisions may not be amended more than once every six months, other than to comport with changes in the Code, ERISA, or the rules thereunder.

     11. Term of Plan. The Plan shall become effective upon its adoption by the Board of Directors of the Corporation, subject to the Bank's completion of the conversion to stock form. It shall continue in effect for a term of ten years unless sooner terminated under Section 10 hereof.

     12. Initial Grants. By, and simultaneously with, the ratification of this Plan by the stockholders of the Corporation, each member of the Board of Directors of the Corporation at the time of the Bank's conversion to stock form, who is not a full-time employee, is hereby granted an Award equal to
 .15% of the shares issued in the mutual to stock conversion of the Bank. Each such Award shall be evidenced by a Restricted Stock Agreement in a form approved by the Board of Directors and shall by subject in all respects to the terms and conditions of this Plan, which are controlling. All Awards granted pursuant to this Section 12 shall be rounded down to the nearest whole share to the extent necessary to ensure that no shares of Restricted Stock representing fractional shares are issued. One-fifth of each Award granted hereunder shall become vested and nonforfeitable on the anniversary date of the adoption of this Plan by the shareholders of the Corporation, as long as the director maintains Continuous Service with the Bank after the Conversion. The Compensation Committee shall have no discretion to alter or accelerate said vesting requirements. Unless otherwise inapplicable or inconsistent with the provision of this Section, the Awards granted in this Section 12 shall be subject to all other provision of this Plan.

     ADOPTED BY the affirmative vote of a majority of the stockholders of the Corporation on __________________, 1996.


                                   ________________________________
                                   Secretary

                         REVOCABLE PROXY

                        WASHINGTON BANCORP
               FIRST ANNUAL MEETING OF STOCKHOLDERS

                         October 15, 1996

     The undersigned hereby appoints the Board of Directors of Washington Bancorp (the "Company"), and its survivor, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the First Annual Meeting of Stockholders (the "Meeting"), to be held on Tuesday, October 15, 1996 at the Company's main office, located at 102 East Main Street, Washington, Iowa, at 4:00 P.M. local time, and at any and all adjournments thereof, as follows:

     I.   The election of the following
          directors for the terms specified:
                                                FOR      WITHHELD

          RICHARD L. WEEKS (3-year term)        ---        ---

          J. RICHARD WILEY (3-year term)        ---        ---




                                         FOR         AGAINST     ABSTAIN

     II.  The ratification of the
          adoption of the 1996 Stock     ---            ---         ---
          Option and Incentive Plan.

     III. The ratification of the
          adoption of the Recognition    ---            ---         ---
          and Retention Plan.

     IV.  The ratification of the
          appointment of McGladrey &     ---            ---         ---
          Pullen, LLP, independent
          auditors for the Company
          for the fiscal year ending
          June 30, 1997

In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.

The Board of Directors recommends a vote "FOR" the listed proposals.

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     This proxy may be revoked at any time before it is voted by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from the Company, prior to the execution of this Proxy, of Notice of the First Annual Meeting, a Proxy Statement and the Company's Annual Report to Shareholders for the fiscal year ended June 30, 1996.





                    Dated:
                          -------------------------------

                    -------------------------   -------------------------
                    PRINT NAME OF STOCKHOLDER   PRINT NAME OF STOCKHOLDER


                    -------------------------   -------------------------
                    SIGNATURE OF STOCKHOLDER    SIGNATURE OF STOCKHOLDER


                    Please sign exactly as your name appears above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

                    -----------------------------------------------------
                     PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS
                          PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE
                    -----------------------------------------------------